UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21129

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Name and address of agent for service)

Registrant's telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Semi-Annual Report
May 31, 2023

www.preferredincome.com

Flaherty & Crumrine Preferred and Income Securities Fund

To the Shareholders of Flaherty & Crumrine Preferred and Income Securities Fund (“FFC”):

The first half of the fiscal year was a tale of two quarters, with markets rebounding sharply in fiscal-Q1 after a weak performance in 2022, then taking another step backwards in fiscal-Q2 in response to regional bank concerns. Total return1 on net asset value (“NAV”) was -10.8% for the second fiscal quarter2 and -5.1% for the first half of the fiscal year. Total return on market price of Fund shares over the same periods was -13.6% and -10.0%, respectively.

TOTAL RETURN ON NET ASSET VALUE
For Periods Ended May 31, 2023

	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Preferred and Income Securities Fund	-10.8%	-5.1%	-10.3%	-0.1%	1.9%	5.1%	6.7%
Bloomberg US Aggregate Bond Index(2)	2.0%	2.0%	-2.1%	-3.6%	0.8%	1.4%	3.2%
S&P 500 Index(3)	5.7%	3.3%	2.9%	12.9%	11.0%	12.0%	10.2%

(1)Since inception on January 29, 2003.

(2)The Bloomberg US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Fiscal-Q1 NAV returns experienced a nice rebound from the weakness of 2022, with the strongest performance concentrated in January. A turn of the calendar meant the end of tax-loss selling, which turned out to be a meaningful drag on market performance in late 2022 – probably more than investors realized at the time. Modestly favorable economic news in January, including some improvement on inflation, helped push Treasury yields lower and further supported a sentiment change. Markets experienced a few false-starts in 2022, anticipating the Federal Reserve was nearing an end to its tightening cycle, and January was the latest bout of optimism.

While a market recovery was a welcome change from 2022, much uncertainty remained, and investors continued to focus on the outlooks for inflation, economic growth, and Fed policy. Lower Treasury yields were mostly concentrated in the mid- to long-term parts of the curve, resulting in near-record levels of Treasury yield-curve inversion—an indication that markets believed the Fed was likely to overshoot with rate hikes and push the economy into a recession. Economic data over the subsequent months was modestly encouraging, but it also demonstrated inflation was sticky and improvement toward the Fed’s goal could be slow. The Fed raised its benchmark rate 25 bps at each Federal Open Market Committee (FOMC) meeting in February, March, and May—finally pausing at the June meeting but indicating additional hikes are likely to be necessary.

1Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2March 1, 2023 – May 31, 2023

New issue markets came alive once again in early 2023, and overall, the offerings looked attractive. There was a mix of U.S. preferred and foreign contingent capital (CoCo) issuance, most with front-end coupons that reflected the substantial increase in interest rates over the prior year. U.S. banks issued in a range of 6.25%-7.375% front-end coupon, while CoCo securities came in a range of 7.50%-8.25%. Much of this issuance qualified for QDI tax rates, which boosted taxable-equivalent yields to 8.0-10.5%. Back-end spreads mostly remained in the 300-400 bps range, although a few of the U.S. banks were just inside 300 bps—spreads we thought were attractive based on credit metrics of most issuers.

The regional bank panic began after Silvergate Capital (SI), a cryptocurrency-focused bank, entered voluntary liquidation in early March. Soon thereafter, two banks—Silicon Valley Bank (SIVB) and Signature Bank NY (SBNY)—entered receivership after investors and depositors became worried about unrealized losses in investment portfolios and deposits at those banks made a quick exit. Credit Suisse (CS), a Swiss bank, also failed in mid-March due to deposit flight, causing concerns to spread globally. While well-capitalized by regulatory standards, these banks were unable to meet liquidity demands related to deposit outflows—a classic run-on-the-bank—and regulators closed (or in CS’s case, merged into UBS) these institutions.

Actions by the Federal Reserve, Federal Home Loan Banks, and Treasury to provide liquidity to US banks (backed by securities and loans) helped stabilize bank balance sheets and sentiment, although it was clear that investor appetite for regional banks had been severely reduced. This bout of market turmoil resulted in significant weakness in regional and community banks, as investors worried about deposit flight expanding more broadly. Another bank, First Republic Bank (FRC), was similarly injured in March, but remained in a state of limbo for weeks as potential suitors evaluated a possible investment. FRC ultimately entered receivership in early May, with most assets being sold to JPMorgan Chase in the process. The Fund’s exposure to these names, as a percentage of total managed assets, as of February 28, 2023, was SI: 0%, SIVB: 0.7%, SBNY: 0.4%, CS: 1.1%, and FRC: 0.1%.

Deposit flight was the proximate cause of failure at each of these banks. For the U.S. banks, deposits were concentrated by client type and, in most cases, comprised of large uninsured balances (balances above standard FDIC insurance limits). For U.S. banks, unrealized losses in investment and loan portfolios, brought on by sharply higher interest rates, was the primary concern. Most investors expected unrealized losses to be borne by common stock investors in the form of lower earnings, but the deposits funding those investments simply were not stable enough to support this workout over time. Similarly, cs expected business losses from an ongoing restructuring would continue to be borne by common stock investors over time, but funding (deposits) left the bank with fantastic speed – likely exacerbated by U.S. regional bank problems unfolding around the same time. In all cases, confidence eroded, and deposits withdrew at a rapid pace.

While even a single bank failure is undesirable, we believe the global banking system, consisting of over 5,000 banks, is strong – including most U.S. regional and community banks. Asset-liability mismatches that initially went undetected eventually were exposed when interest rates rose rapidly in 2022 – but the extent of this mismanagement is bank-specific and, in our view, does not threaten the banking system. Accounting and regulatory rules contributed to a delay in its recognition, and there is no question a review of these practices is warranted. However, many sound banks were assumed guilty by association, and preferred prices declined broadly. Calendar-Q1 bank earnings reported in April demonstrated continued strength in earnings, low loan charge-offs, and substantially more deposit stability than feared back in March.

The path forward for regional banks is well paved but has been lengthened, and we believe confidence will not return quickly. Funding costs have risen, which will pressure net margins and, therefore, earnings. Banks are shoring up liquidity to protect against deposit flight, which will result in higher costs and tighter lending standards. Unrealized losses in investment and loan portfolios likely will require some years to fully resolve but should be borne by common stock investors through lower earnings. Importantly, bank investment portfolios, in general, are very high quality (mostly government-backed securities), and unrealized losses were generated by temporary interest rate exposure, not by potentially permanent credit impairment. Assuming bank funding remains available, we expect that actual losses on these portfolios should be near zero as securities are paid down or mature.

Fixed-income markets, including preferreds and CoCos, have struggled over the last 18 months due to a historically rapid rise in interest rates and, more recently, bank-specific stresses. While the Fed has indicated modest additional tightening may be required and these elevated short-term rates may last longer than expected, markets reflect most of these new realities and, we believe, offer good upside potential moving forward. A peak in short-term rates later this year, and subsequent moves lower in coming years would help widen the Fund’s income margin over time and improve distributable income. We believe banks will prove more resilient than current sentiment seems to imply, and current depressed valuations should improve over time. None of this will happen overnight, but in our view the long-term outlook for preferreds and CoCos is attractive at current levels.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

June 30, 2023

DISCUSSION TOPICS

(Unaudited)

Fund Performance

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over the recent six months. These components include: (a) total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage to enhance returns to shareholders and accretive impact of the Fund’s at-the-market program (“ATM Program”); and (c) Fund operating expenses. When these components are added together, they comprise total return on NAV.

Components of FFC’s Total Return on NAV
for the Six Months Ended May 31, 20231

Total Return on Unleveraged Securities Portfolio (including principal change and income)	-1.8%
Impact of Leverage (including leverage expense) and ATM Program	-2.8%
Expenses (excluding leverage expense)	-0.5%
[1]Actual, not annualizedTotal Return on NAV	-5.1%

For the six-months ended May 31, 2023 the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1,2 (Benchmark Index) returned 0.3%. This index reflects various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. The table and chart below depict total return on net asset value and total return on market price over the preceding 10 fiscal years.

Average Annual Total Returns as of 5/31/23
	Average Annual
	1-Year	5-Year	10-Year
FFC at NAV	-10.3%	1.9%	5.1%
FFC at Market Price	-19.6%	1.0%	4.6%
Benchmark Index	-2.8%	2.2%	4.0%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares and taxable income when you receive distributions.

1The Fund’s Benchmark Index is the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC), which includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. Index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

2The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third-party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

U.S. Economic & Credit Outlook

Gross domestic product after inflation (real GDP) rose by 2.0% in the first quarter of 2023, compared to an average of 2.9% in the second half of 2022. However, stronger consumer spending and a smaller decline in residential investment were only partially offset by a slowdown in business investment, leaving domestic final sales up 3.5% in Q1 compared to an average of 1.1% in 2H2022. Economists expect 1.2% real GDP growth in the second quarter, followed by flat to slightly negative growth in the second half of this year.1

Nonfarm payroll employment expanded by an average of 302,000 jobs per month since the Fund’s fiscal year-end, which is remarkably strong given the current expansion’s age (over three years now) and rate hikes totaling 5% since March 2022. Average hourly earnings growth slowed, but the broader employment cost index accelerated to 4.5% over the 12 months ending in March (latest data available), which is too high to be consistent with the Fed's 2% inflation target given muted labor productivity.

Strong employment and rising wages drove solid gains in wage and salary income, and overall personal income rose 4.7% over the six months ending in May. Over the same period, personal consumption expenditure (PCE) was up 6.1% in current dollars and 2.6% after inflation, led by services spending. Consumer confidence rose, with the average of major confidence surveys in June reaching the highest level since January 2022. In short, consumer spending remained resilient despite much tighter monetary policy. However, we expect dwindling savings, higher interest rates, and renewed payments on federal student loans to dampen consumer spending and employment in the second half of 2023.

Real business investment rose just 0.6% in the first quarter of 2023 as an 8.9% decline in equipment spending blunted a 15.8% surge in structures. Manufacturing companies are investing in facilities to bring some production back onshore and, where available, take advantage of incentives authorized in the Inflation Reduction Act (IRA) and CHIPS and Science Act of 2022 (CHIPS)—spending that probably has further to run. Spending on capital equipment, on the other hand, is likely to continue to shrink, given lower capacity utilization, slowing manufacturing orders, and much higher borrowing costs. We expect at best tepid business investment growth overall, and several negative quarters are possible. Along with residential investment, this is a sector that is feeling meaningful impact from tighter monetary policy.

Residential investment fell by 4.0% in the first quarter, substantially better than in 2022, and home sales are up since fiscal year-end. A high level of employment sustained good underlying demand for homes, but sharply higher mortgage rates pressured home prices. We believe residential investment is likely to remain soft in the second half of 2023, but with home sales already down sharply, further declines should be modest.

Other sectors of the economy were mixed. Real government spending rose strongly as the IRA and CHIPS acts helped drive federal nondefense spending up 10.5% in Q1. Total real federal and state and local government spending was up 5.0%. However, federal spending limits agreed to in the recent debt ceiling deal should slow the growth of federal spending in 2024. Net exports added 0.6% to Q1 real GDP, but a sizable slowdown in inventory accumulation subtracted 2.1%. We expect moderate real growth in government spending, a rebound in inventories, but a return to drag from trade in the second half 2023.

Inflation slowed in spots but remains elevated. Lower energy prices helped push overall PCE inflation down to 3.4% since the Fund's fiscal year-end compared to 4.3% over the prior six-month period, but the PCE deflator excluding volatile food and energy prices held steady at 4.6%. Similarly, overall consumer price index (CPI) inflation slowed to 3.2% from 5.1% over the same periods, while CPI excluding food and energy prices slowed only modestly to 5.1% from 5.6%—likely still too high to convince the Fed that monetary policy is restrictive enough to quell inflation. Money supply continued to shrink as the Fed drained excess liquidity added during the pandemic and bank lending slowed.

We continue to expect goods inflation to fall on a combination of improving supply chains, flat to lower energy prices, and slowing global economic growth. Services inflation should follow, albeit more slowly, with larger declines coming when and if the economy slips into recession. The U.S. economy may avoid recession, but if it does, we think the Fed will raise rates further or hold them at the peak rate longer than the market currently expects.

1 Bloomberg Monthly Economic Survey, June 23, 2023, Bloomberg L.P.

The Federal Reserve continued to lift its federal funds rate target (5.00-5.25% as of June 30, 2023) but first slowed the pace of hikes in early-2023 and then paused, or more likely “skipped,” a rate hike at its June 14 meeting. FOMC members project a year-end 2023 fed funds rate of 5.6%, which implies another 50 bp of rate hikes ahead. Market forward rates imply the FOMC will cut the fed funds rate beginning in early 2024 by a total of 125 bp that year. Although we anticipate the U.S. economy will slip into a mild recession in 4Q2023, we think it will take time for slower growth to translate into lower core inflation. We agree with market expectations that the fed funds rate should peak soon but think that rate cuts will begin about six months later, which suggests modestly higher Treasury rates ahead.

Credit quality generally remains favorable for now—better than before the pandemic by most metrics—and overall private-sector leverage is low. However, debt service ratios have increased due to higher interest rates, bankruptcy filings are up, loan delinquency and charge-off rates at banks are off their lows, and bank lending standards have tightened significantly. Borrowers will find it more difficult and expensive to obtain new financing or refinance existing debt, which could raise defaults. Most banks have already raised loan-loss reserves given a more challenging economic outlook, and we think they are well prepared to manage strains that a recession may bring. Nonetheless, recession worries could spark renewed banking problems, especially if the Fed raises rates more aggressively than the market anticipates.

Looking ahead, we expect core inflation to fall enough by mid-2024 to prompt Fed easing. As inflation recedes and interest rates fall, an economic recovery should begin in 2024, and credit fears should diminish. At current yields, we see considerable opportunity for long-term investors in preferred and contingent capital securities.

A Review of 2023 Dodd-Frank Bank Stress Tests

On June 28, the Federal Reserve released its 2023 large-bank Dodd-Frank Act stress test results. They were mostly as expected, and all 23 banks “passed” the 2023 stress test amid the prevailing global economic uncertainty. The 2023 “severely adverse scenario” modeled banks’ financial performance assuming unemployment peaking at 10% in 3Q2024, real GDP down 8.75%, equities down 45%, house prices down 38%, and commercial real estate down 40% from their levels at the end of 2022, among other factors. Under this scenario, the average minimum common equity Tier 1 (CET1) capital ratio for this year’s 23 bank participants was 10.1% versus 9.7% in the June 2022 test (34 banks took the test last year). The results of this year’s stress test demonstrate that large U.S. banks remain “well-capitalized,” and no bank breached minimum capital requirements during the two-year stress period.1 Under all scenarios, the 23 large banks maintained capital buffers that were significantly above the Fed’s required minimum, after capital actions. Large U.S. banks appear well prepared for a recession, should one arrive, over the next several years.

The Fed also conducted its 2023 Comprehensive Capital Analysis and Review (CCAR) to evaluate bank capital plans considering the stress tests results. Our main CCAR takeaway is that banks should continue to exercise discipline regarding common shareholder returns given Basel III “Endgame” proposals that are expected to increase large-bank capital requirements and are due to be announced in 3Q2023. In addition, declining net interest margin due to rising bank deposit costs and persistent global economic uncertainty argue for a cautious approach to shareholder returns. Since the test results were published, most of the U.S. banks announced moderately higher common stock dividends, while some left them unchanged. There were no big share repurchase announcements among the U.S. banks, with most leaving current buyback programs in place and some placing them on hold. Stress Capital Buffers (SCB) declined significantly at many of these banks given good stress test results. Given ongoing monetary policy tightening and potential for slower economic growth—and possibly recession—ahead, we expect all banks to maintain robust capital levels and loan-loss reserves over coming quarters, which should help support preferred investors.

1For stress test purposes, the benchmark for a “well-capitalized” bank remains CET1 of 4.5% of risk-weighted assets plus a specific Global Systemically Important Bank Holding Company (GSIB) surcharge, where applicable. To pass the stress test, a bank’s projected CET1 ratio must remain above that benchmark by a certain amount, called the Stress Capital Buffer (SCB). The Fed sets the SCB requirement for each of the banks annually. For quarterly reporting purposes, minimum CET1 for a “well-capitalized” bank remains the sum of the 4.5%, a GSIB surcharge, if any, and the specific SCB assigned to each bank.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2023 (Unaudited)

Additional portfolio information of interest to shareholders is available on the Fund’s website at www.preferredincome.com

Fund Statistics
Net Asset Value	$14.71
Market Price	$13.56
Discount	7.82%
Yield on Market Price†	7.70%
Common Stock Shares Outstanding	48,177,896

†May 2023 dividend of $0.087 per share,
annualized, divided by Market Price.

Security Ratings*	% of Managed Assets
A	0.6%
BBB	46.5%
BB	33.5%
Below “BB”	0.7%
Not Rated**	14.5%

Portfolio Ratings Guidelines	% of Managed Assets
Security Rated Below Investment Grade By All***	27.8%
Issuer or Senior Debt Rated Below Investment Grade by All****	5.2%

*Ratings are from Moody’s Investors Service, Inc.

**“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 4.2%.

***Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 10% of Net Assets.

Industry Categories	% of Managed Assets

Top 10 Holdings by Issuer	% of Managed Assets
Citigroup Inc	4.8%
MetLife Inc	3.9%
Morgan Stanley	3.7%
Liberty Mutual Group	3.6%
Energy Transfer LP	3.5%
BNP Paribas	3.0%
Wells Fargo & Company	2.7%
Fifth Third Bancorp	2.6%
Unum Group	2.2%
Societe Generale SA	2.2%

% of Managed Assets*****
Holdings Generating Qualified Dividend Income (QDI) for Individuals	63%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	44%

*****This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2023 (Unaudited)

Shares/$ Par		Value
Preferred Stock & Hybrid Preferred Securities§ — 75.4%
	Banking — 36.1%
$2,800,000	American AgCredit Corporation, 5.25% to 06/15/26 then T5Y + 4.50%, Series A, 144A****	$2,446,500	*(1)
	Bank of America Corporation:
$12,470,000	5.875% to 03/15/28 then 3ML + 2.931%, Series FF	11,363,288	*(1)(2)(3)
$9,700,000	6.125% to 04/27/27 then T5Y + 3.231%, Series TT	9,489,028	*(1)(2)(3)
58,000	Bank of Hawaii Corporation, 4.375%, Series A	925,100	*(1)
130,900	Cadence Bank, 5.50%, Series A	2,485,791	*(1)
	Capital One Financial Corporation:
78,800	5.00%, Series I	1,553,148	*(1)(2)
$4,950,000	3.95% to 09/01/26 then T5Y + 3.157%, Series M	3,692,059	*(1)(2)(3)
	Citigroup, Inc.:
$2,575,000	3.875% to 02/18/26 then T5Y + 3.417%, Series X	2,150,383	*(1)
$1,200,000	4.00% to 12/10/25 then T5Y + 3.597%, Series W	1,030,440	*(1)
$1,950,000	4.15% to 11/15/26 then T5Y + 3.00%, Series Y	1,584,726	*(1)
$1,850,000	4.70% to 01/30/25 then SOFRRATE + 3.234%, Series V	1,608,760	*(1)(2)(3)
$4,590,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	4,316,309	*(1)(2)
1,036,484	6.875% to 11/15/23 then 3ML + 4.13%, Series K	26,036,478	*(1)(2)
554,457	7.125% to 09/30/23 then 3ML + 4.04%, Series J	14,194,099	*(1)(2)
$6,900,000	7.375% to 05/15/28 then T5Y + 3.209%, Series Z	6,865,500	*(1)(2)(3)
	Citizens Financial Group, Inc.:
161,500	6.35% to 04/06/24 then 3ML + 3.642%, Series D	3,504,550	*(1)(2)
$5,700,000	6.375% to 04/06/24 then 3ML + 3.157%, Series C	4,717,729	*(1)(2)(3)
	CoBank ACB:
104,000	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	9,893,000	*(1)(2)
$2,498,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	2,341,880	*(1)(2)
$4,750,000	Comerica, Inc., 5.625% to 10/01/25 then T5Y + 5.291%, Series A	3,608,100	*(1)(2)(3)
$1,150,000	Compeer Financial ACA, 4.875% to 08/15/26 then T5Y + 4.10%, Series B-1, 144A****	1,016,312	*(1)
201,500	ConnectOne Bancorp, Inc., 5.25% to 09/01/26 then T5Y + 4.42%, Series A	2,974,140	*(1)
165,000	Dime Community Bancshares, Inc., 5.50%, Series A	2,344,650	*(1)
	Fifth Third Bancorp:
287,450	6.00%, Series A	6,818,314	*(1)(2)
1,019,596	6.625% to 12/31/23 then 3ML + 3.71%, Series I	25,122,845	*(1)(2)
82,000	First Citizens BancShares, Inc., 5.375%, Series A	1,624,420	*(1)
	First Horizon Corporation:
87,500	6.50%, Series E	1,837,500	*(1)
9	FT Real Estate Securities Company, 9.50% 03/31/31, Series B, 144A****	11,774,250
3,730	First Horizon Bank, 3ML + 0.85%, min 3.75%, 6.061%(4), Series A, 144A****	2,583,025	*(1)
47,000	First Republic Bank, 4.00%, Series M	230	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023 (Unaudited)

Shares/$ Par		Value
47,330	Fulton Financial Corporation, 5.125%, Series A	$755,860	*(1)
	Goldman Sachs Group:
$1,350,000	4.95% to 02/10/25 then T5Y + 3.224%, Series R	1,252,731	*(1)
$3,460,000	5.50% to 08/10/24 then T5Y + 3.623%, Series Q	3,359,896	*(1)(2)
117,642	6.375% to 05/10/24 then 3ML + 3.55%, Series K	2,875,171	*(1)(2)
178,400	Heartland Financial USA, Inc., 7.00% to 07/15/25 then T5Y + 6.675%, Series E	4,146,016	*(1)
	HSBC Holdings PLC:
$4,400,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	5,390,000	(1)(2)(3)(5)
	Huntington Bancshares, Inc.:
$1,690,000	4.45% to 10/15/27 then T7Y + 4.045%, Series G	1,347,682	*(1)
$4,950,000	5.625% to 07/15/30 then T10Y + 4.945%, Series F	4,393,125	*(1)(2)(3)
186,800	6.875% to 04/15/28 then T5Y + 2.704%, Series J	4,615,828	*(1)(2)(3)
$5,800,000	3ML + 2.88%, 8.1403%(4), Series E	4,728,566	*(1)(2)(3)
	JPMorgan Chase & Company:
$2,875,000	3.65% to 06/01/26 then T5Y + 2.85%, Series KK	2,543,713	*(1)(2)
$5,450,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	5,434,195	*(1)(2)(3)
$13,386,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	13,411,099	*(1)(2)(3)
	KeyCorp:
464,253	6.125% to 12/15/26 then 3ML + 3.892%, Series E	9,387,196	*(1)(2)
156,100	6.20% to 12/15/27 then T5Y + 3.132%, Series H	3,068,926	*(1)(2)
	M&T Bank Corporation:
$3,075,000	3.50% to 09/01/26 then T5Y + 2.679%, Series I	2,004,404	*(1)
89,600	5.625% to 12/15/26 then 3ML + 4.02%, Series H	2,079,616	*(1)
$16,750,000	6.45% to 02/15/24 then 3ML + 3.61%, Series E	15,140,100	*(1)(2)(3)
92,000	Merchants Bancorp, 6.00% to 10/01/24 then 3ML + 4.569%, Series B	1,785,720	*(1)
	Morgan Stanley:
116,182	6.50%, Series P	3,034,674	*(1)(2)
879,089	5.85% to 04/15/27 then 3ML + 3.491%, Series K	21,001,436	*(1)(2)
519,272	6.875% to 01/15/24 then 3ML + 3.94%, Series F	13,059,691	*(1)(2)
181,737	7.125% to 10/15/23 then 3ML + 4.32%, Series E	4,597,946	*(1)(2)
$2,600,000	3ML + 3.16%, 8.0263%(4), Series N	2,574,611	*(1)(2)(3)
980,018	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	21,354,592	*(1)(2)
280,000	Northpointe Bancshares, Inc., 8.25% to 12/30/25 then SOFRRATE + 7.99%, Series A	6,783,000	*(1)
	PNC Financial Services Group, Inc.:
$1,700,000	3.40% to 09/15/26 then T5Y + 2.595%, Series T	1,275,000	*(1)
$6,000,000	6.00% to 05/15/27 then T5Y + 3.00%, Series U	5,391,551	*(1)(2)(3)
$3,255,000	6.20% to 09/15/27 then T5Y + 3.238%, Series V	3,016,978	*(1)(2)(3)
$5,833,000	6.25% to 03/15/30 then T7Y + 2.808%, Series W	5,308,030	*(1)(2)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023 (Unaudited)

Shares/$ Par		Value
	Regions Financial Corporation:
562,640	5.70% to 08/15/29 then 3ML + 3.148%, Series C	$11,140,272	*(1)(2)
$1,885,000	5.75% to 09/15/25 then T5Y + 5.426%, Series D	1,751,351	*(1)
263,000	Signature Bank, 5.00%, Series A	2,367	*(1)
233,000	Synchrony Financial, 5.625%, Series A	3,972,650	*(1)(2)
385,013	Synovus Financial Corporation, 5.875% to 07/01/24 then T5Y + 4.127%, Series E	7,788,813	*(1)(2)(3)
147,500	Texas Capital Bancshares Inc., 5.75%, Series B	2,631,400	*(1)
	Truist Financial Corporation:
$4,350,000	4.95% to 12/01/25 then T5Y + 4.605%, Series P	4,045,500	*(1)(2)
$2,450,000	5.10% to 09/01/30 then T10Y + 4.349%, Series Q	2,168,250	*(1)(2)
161,650	Valley National Bancorp, 3ML + 3.578%, 8.7409%(4), Series B	3,447,994	*(1)(2)
100,000	Washington Federal, Inc., 4.875%, Series A	1,448,000	*(1)
59,724	Webster Financial Corporation, 6.50%, Series G	1,250,621	*(1)
	Wells Fargo & Company:
222,000	4.25%, Series DD	3,756,240	*(1)(2)
170,000	4.70%, Series AA	3,133,100	*(1)(2)
1,353	7.50%, Series L	1,524,168	*(1)
$3,825,000	3.90% to 03/15/26 then T5Y + 3.453%, Series BB	3,353,091	*(1)(2)
334,545	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	8,286,680	*(1)(2)
$3,000,000	5.875% to 06/15/25 then 3ML + 3.99%, Series U	2,970,750	*(1)(2)
402,925	6.625% to 03/15/24 then 3ML + 3.69%, Series R	10,044,920	*(1)(2)
204,400	WesBanco, Inc., 6.75% to 11/15/25 then T5Y + 6.557%, Series A	4,615,352	*(1)(2)
106,500	Western Alliance Bancorp, 4.25% to 09/30/26 then T5Y + 3.452%, Series A	1,404,735	*(1)
200,000	Wintrust Financial Corporation, 6.875% to 07/15/25 then T5Y + 6.507%, Series E	4,664,000	*(1)(2)
$10,265,000	Zions Bancorporation, 7.20% to 09/15/23 then 3ML + 4.44%, Series J	8,340,313	*(1)(2)(3)
		436,760,474
	Financial Services — 3.3%
$2,540,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	2,484,882	(5)
$8,000,000	AerCap Holdings NV, 5.875% to 10/10/24 then T5Y + 4.535%, 10/10/79	7,455,251	**(2)(3)(5)
	Ally Financial, Inc.:
$5,790,000	4.70% to 05/15/26 then T5Y + 3.868%, Series B	4,115,098	*(1)(2)(3)
$3,875,000	4.70% to 05/15/28 then T7Y + 3.481%, Series C	2,535,509	*(1)
$3,300,000	American Express Company, 3.55% to 09/15/26 then T5Y + 2.854%, Series D	2,712,310	*(1)(2)
64,400	Carlyle Finance LLC, 4.625% 05/15/61	1,225,532
$253,000	Charles Schwab Corporation, 5.375% to 06/01/25 then T5Y + 4.971%, Series G	244,466	*(1)
$3,700,000	Discover Financial Services, 6.125% to 09/23/25 then T5Y + 5.783%, Series D	3,439,447	*(1)(2)(3)
	General Motors Financial Company:
$3,375,000	5.70% to 09/30/30 then T5Y + 4.997%, Series C	2,965,675	*(1)(2)
$2,625,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	2,126,985	*(1)
$4,400,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	3,683,328	*(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023 (Unaudited)

Shares/$ Par		Value
29,574	National Rural Utilities Cooperative Finance Corporation, 5.50% 05/15/64	$712,734
87,000	Raymond James Financial, Inc., 6.375% to 07/01/26 then 3ML + 4.088%, Series B	2,185,440	*(1)(2)
	Stifel Financial Corp.:
94,000	4.50%, Series D	1,468,280	*(1)
122,000	6.25%, Series B	2,888,960	*(1)(2)
		40,243,897
	Insurance — 19.1%
65,942	AEGON Funding Company LLC, 5.10% 12/15/49	1,391,376	(5)
282,000	American Equity Investment Life Holding Company, 5.95% to 12/01/24 then T5Y + 4.322%, Series A	6,415,500	*(1)(2)
$9,020,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	9,742,463	(2)(3)
56,500	Arch Capital Group, Ltd., 5.45%, Series F	1,350,915	**(1)(5)
	Aspen Insurance Holdings Ltd.:
65,962	5.625%	1,251,959	**(1)(5)
54,462	5.95% to 07/01/23 then 3ML + 4.06%	1,339,220	**(1)(5)
87,200	Assurant, Inc., 5.25% 01/15/61	1,710,864
	Athene Holding Ltd.:
114,400	4.875%, Series D	1,877,304	**(1)(2)(3)(5)
510,000	6.35% to 06/30/29 then 3ML + 4.253%, Series A	10,638,600	**(1)(2)(5)
99,300	6.375% to 09/30/25 then T5Y + 5.97%, Series C	2,281,914	**(1)(2)(3)(5)
$3,315,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	3,478,870	**(1)(2)(5)
36,301	Axis Capital Holdings Ltd., 5.50%, Series E	773,211	**(1)(2)(5)
$3,679,000	AXIS Specialty Finance LLC, 4.90% to 01/15/30 then T5Y + 3.186%, 01/15/40	2,928,158	(2)(5)
	Chubb Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	5,461,393	(2)(3)
67,400	CNO Financial Group, Inc., 5.125% 11/25/60	1,017,740
805,950	Delphi Financial Group, 3ML + 3.19%, 8.5107%(4), 05/15/37	18,637,594	(2)(3)
	Enstar Group Ltd.:
254,000	7.00% to 09/01/28 then 3ML + 4.015%, Series D	5,511,800	**(1)(2)(5)
$3,060,000	Enstar Finance LLC, 5.50% to 01/15/27 then T5Y + 4.006%, 01/15/42	2,209,207	(5)
$2,400,000	Enstar Finance LLC, 5.75% to 09/01/25 then T5Y + 5.468%, 09/01/40	1,994,820	(5)
$700,000	Equitable Holdings, Inc., 4.95% to 12/15/25 then T5Y + 4.736%, Series B	633,850	*(1)
$7,310,000	Everest Reinsurance Holdings, 3ML + 2.385%, 7.7057%(4), 05/15/37	6,216,607	(2)(3)
$6,640,000	Global Atlantic Fin Company, 4.70% to 10/15/26 then T5Y + 3.796%, 10/15/51, 144A****	5,167,879	(2)(3)
67,900	Jackson Financial, Inc., 8.00% to 03/30/28 then T5Y + 3.728%, Series A	1,647,933	*(1)
$4,200,000	Kuvare US Holdings, Inc., 7.00% to 05/01/26 then T5Y + 6.541%, 02/17/51, Series A, 144A****	4,305,000	*

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023 (Unaudited)

Shares/$ Par		Value
	Liberty Mutual Group:
$24,634,000	7.80% 03/15/37, 144A****	$24,955,966	(2)(3)
$3,950,000	4.125% to 12/15/26 then T5Y + 3.315%, 12/15/51, 144A****	3,045,292	(2)(3)
	Lincoln National Corporation:
90,600	9.00%, Series D	2,310,300	*(1)(2)
$2,265,000	9.25% to 03/01/28 then T5Y + 5.318%, Series C	2,327,287	*(1)(2)
	MetLife, Inc.:
$18,250,000	9.25% 04/08/38, 144A****	21,423,036	(2)(3)
$17,895,000	10.75% 08/01/39	23,314,143	(2)(3)
$2,250,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	2,354,270	(2)
	Prudential Financial, Inc.:
$4,550,000	6.00% to 09/01/32 then T5Y + 3.234%, 09/01/52	4,450,696	(2)(3)
$1,720,000	6.75% to 03/01/33 then T5Y + 2.848%, 03/01/53	1,722,580
260,000	Reinsurance Group of America, Inc., 7.125% to 10/15/27 then T5Y + 3.456%, 10/15/52	6,658,600	(2)
	RenaissanceRe Holdings Ltd.:
140,000	4.20%, Series G	2,496,200	**(1)(2)(5)
39,537	5.75%, Series F	914,886	**(1)(2)(5)
	SBL Holdings, Inc.:
$6,300,000	6.50% to 11/13/26 then T5Y + 5.62%, Series B, 144A****	3,654,000	*(1)(2)(3)
$5,450,000	7.00% to 05/13/25 then T5Y + 5.58%, Series A, 144A****	3,637,875	*(1)(2)
	Unum Group:
$26,660,000	Provident Financing Trust I, 7.405% 03/15/38	27,084,294	(2)(3)
138,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	3,209,880	*(1)(2)
		231,543,482
	Utilities — 7.2%
	Algonquin Power & Utilities Corporation:
$5,750,000	4.75% to 04/18/27 then T5Y + 3.249%, 01/18/82, Series 2022-B	4,615,640	(2)(3)(5)
224,010	6.20% to 07/01/24 then 3ML + 4.01%, 07/01/79, Series 2019-A	5,394,161	(2)(5)
$6,010,000	American Electric Power Company, Inc., 3.875% to 02/15/27 then T5Y + 2.675%, 02/15/62	4,868,092	(2)(3)
$3,752,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3ML + 3.27%, Series A	3,575,925	*(1)(2)
	Commonwealth Edison:
$14,240,000	COMED Financing III, 6.35% 03/15/33	14,124,420	(2)(3)
$3,250,000	Dominion Energy, Inc., 4.35% to 04/15/27 then T5Y + 3.195%, Series C	2,754,375	*(1)(2)(3)
	Edison International:
$7,744,000	5.00% to 03/15/27 then T5Y + 3.901%, Series B	6,646,844	*(1)(2)(3)
$2,350,000	5.375% to 03/15/26 then T5Y + 4.698%, Series A	2,063,065	*(1)
$12,170,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016-A	11,698,413	(2)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023 (Unaudited)

Shares/$ Par		Value
	NextEra Energy:
$717,000	NextEra Energy Capital Holdings, Inc., 3ML + 2.125%, 6.9913%(4), 06/15/67, Series C	$596,236	(2)(3)
	NiSource, Inc.:
$1,900,000	5.65% to 06/15/23 then T5Y + 2.843%, Series A	1,898,278	*(1)
166,000	6.50% to 03/15/24 then T5Y + 3.632%, Series B	4,116,800	*(1)(2)
	PECO Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,479,680	(2)(3)
	Sempra Energy:
$6,000,000	4.125% to 04/01/27 then T5Y + 2.868%, 04/01/52	4,873,428	(2)(3)
$5,900,000	4.875% to 10/15/25 then T5Y + 4.55%, Series C	5,588,362	*(1)(2)(3)
	Southern California Edison:
$3,500,000	3ML + 4.199%, 9.4981%(4), Series E	3,482,500	*(1)(2)(3)
737	SCE Trust II, 5.10%, Series G	15,322	*(1)
195,025	SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	4,388,063	*(1)(2)
$3,925,000	Southern Company, 3.75% to 09/15/26 then T5Y + 2.915%, 09/15/51, Series 2021-A	3,339,586	(2)(3)
$820,000	Vistra Corporation, 7.00% to 12/15/26 then T5Y + 5.74%, Series B, 144A****	722,030	*(1)
		87,241,220
	Energy — 5.1%
21,500	DCP Midstream LP, 7.875% to 06/15/23 then 3ML + 4.919%, Series B	536,640	(1)
	Enbridge, Inc.:
$1,600,000	5.75% to 07/15/30 then T5Y + 5.314%, 07/15/80, Series 2020-A	1,444,247	(5)
$6,200,000	6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77, Series 2016-A	5,844,359	(2)(3)(5)
	Energy Transfer LP:
$5,569,000	7.125% to 05/15/30 then T5Y + 5.306%, Series G	4,694,861	(1)(2)(3)
836,400	7.60% to 05/15/24 then 3ML + 5.161%, Series E	19,069,920	(1)(2)
8,600	7.625% to 08/15/23 then 3ML + 4.738%, Series D	209,410	(1)
460,467	3ML + 4.53%, 9.8507%(4), Series C	11,378,140	(1)(2)
$3,700,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	3,207,888	(2)(3)
191,783	NuStar Logistics LP, 3ML + 6.734%, 11.9943%(4), 01/15/43	4,980,605	(2)
	Transcanada Pipelines, Ltd.:
$9,450,000	5.50% to 09/15/29 then SOFRRATE + 4.4156%, 09/15/79	8,003,255	(2)(3)(5)
$3,000,000	5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	2,814,900	(2)(3)(5)
		62,184,225
	Communication — 1.1%
$4,200,000	British Telecommunications PLC, 4.875% to 11/23/31 then T5Y + 3.493%, 11/23/81, 144A****	3,400,971	(2)(5)
$7,900,000	Paramount Global, 6.375% to 03/30/27 then T5Y + 3.999%, 03/30/62	6,337,262	(2)(3)
$4,000,000	Vodafone Group PLC, 7.00% to 04/04/29 then SW5 + 4.873%, 04/04/79	4,052,900	(2)(5)
		13,791,133

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023 (Unaudited)

Shares/$ Par		Value
	Real Estate Investment Trust (REIT) — 1.6%
19,210	Annaly Capital Management, Inc., 3ML + 4.993%, 10.1559%(4), Series F	$472,566	(1)
	Arbor Realty Trust, Inc.:
58,799	6.375%, Series D	1,073,082	(1)
315,025	6.25% to 10/30/26 then SOFRRATE + 5.44%, Series F	5,903,568	(1)(2)
412,300	KKR Real Estate Finance Trust, Inc., 6.50%, Series A	7,033,838	(1)(2)
130,000	New York Mortgage Trust, Inc., 6.875% to 10/15/26 then SOFRRATE + 6.13%, Series F	2,306,200	(1)
120,700	TPG RE Finance Trust, Inc., 6.25%, Series C	2,090,524	(1)
		18,879,778
	Miscellaneous Industries — 1.9%
$1,850,000	Apollo Management Holdings LP, 4.95% to 12/17/24 then T5Y + 3.266%, 01/14/50, 144A****	1,542,008	(2)(3)
	Land O’ Lakes, Inc.:
$6,800,000	7.00%, Series C, 144A****	5,527,006	*(1)(2)
$7,900,000	7.25%, Series B, 144A****	6,754,500	*(1)(2)
$9,500,000	8.00%, Series A, 144A****	8,694,590	*(1)(2)
		22,518,104
	Total Preferred Stock & Hybrid Preferred Securities (Cost $1,025,115,735)	913,162,313

Contingent Capital Securities† — 17.7%
	Banking — 15.6%
	Banco Bilbao Vizcaya Argentaria SA:
$12,800,000	6.125% to 11/16/27 then SW5 + 3.87%	10,454,827	**(1)(2)(3)(5)
$4,000,000	6.50% to 03/05/25 then T5Y + 5.192%, Series 9	3,712,674	**(1)(2)(5)
	Banco Mercantil del Norte SA:
$3,400,000	6.625% to 01/24/32 then T10Y + 5.034%, 144A****	2,706,400	**(1)(5)
$2,501,000	7.50% to 06/27/29 then T10Y + 5.47%, 144A****	2,160,285	**(1)(5)
$2,970,000	7.625% to 01/10/28 then T10Y + 5.353%, 144A****	2,652,953	**(1)(5)
$30,400,000	Banco Santander SA, 4.75% to 05/12/27 then T5Y + 3.753%, 144A****	23,598,000	**(1)(2)(3)(5)
	Barclays Bank PLC:
$1,975,000	4.375% to 09/15/28 then T5Y + 3.41%	1,310,610	**(1)(5)
$9,764,000	6.125% to 06/15/26 then T5Y + 5.867%	8,458,553	**(1)(2)(3)(5)
$2,975,000	7.75% to 09/15/23 then SW5 + 4.842%	2,886,107	**(1)(2)(5)
$8,040,000	8.00% to 06/15/24 then T5Y + 5.672%	7,570,866	**(1)(2)(5)
$2,070,000	8.00% to 09/15/29 then T5Y + 5.431%	1,800,900	**(1)(5)
$2,800,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	2,516,501	(2)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023 (Unaudited)

Shares/$ Par		Value
	BNP Paribas:
$2,050,000	4.625% to 02/25/31 then T5Y + 3.34%, 144A****	$1,454,912	**(1)(5)
$28,790,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	28,076,121	**(1)(2)(5)
$4,135,000	7.75% to 08/16/29 then T5Y + 4.899%, 144A****	3,961,884	**(1)(2)(3)(5)
$2,340,000	9.25% to 11/17/27 then T5Y + 4.969%, 144A****	2,433,600	**(1)(5)
	Credit Agricole SA:
$2,040,000	4.75% to 09/23/29 then T5Y + 3.237%, 144A****	1,614,864	**(1)(5)
$1,630,000	7.875% to 01/23/24 then SW5 + 4.898%, 144A****	1,619,700	**(1)(5)
	HSBC Holdings PLC:
$2,100,000	6.00% to 05/22/27 then ISDA5 + 3.746%	1,867,249	**(1)(2)(5)
$20,770,000	6.50% to 03/23/28 then ISDA5 + 3.606%	18,780,893	**(1)(2)(3)(5)
$3,275,000	ING Groep NV, 3.875% to 11/16/27 then T5Y + 2.862%	2,300,688	**(1)(5)
	Lloyds Banking Group PLC:
$475,000	7.50% to 09/27/25 then SW5 + 4.496%	448,875	**(1)(5)
$10,350,000	8.00% to 03/27/30 then T5Y + 3.913%	9,538,748	**(1)(2)(3)(5)
$3,000,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	2,585,738	**(1)(2)(5)
$1,700,000	NatWest Group PLC, 4.60% to 12/28/31 then T5Y + 3.10%	1,199,075	**(1)(5)
	Societe Generale SA:
$4,150,000	4.75% to 05/26/26 then T5Y + 3.931%, 144A****	3,158,617	**(1)(2)(5)
$4,150,000	5.375% to 11/18/30 then T5Y + 4.514%, 144A****	2,976,577	**(1)(2)(5)
$17,750,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	13,955,937	**(1)(2)(3)(5)
$6,590,000	9.375% to 05/22/28 then T5Y + 5.385%, 144A****	6,375,825	**(1)(2)(3)(5)
	Standard Chartered PLC:
$1,900,000	4.75% to 07/14/31 then T5Y + 3.805%, 144A****	1,340,258	**(1)(5)
$10,355,000	7.75% to 02/15/28 then T5Y + 4.976%, 144A****	10,105,760	**(1)(2)(3)(5)
	UBS Group AG:
$2,800,000	4.375% to 02/10/31 then T5Y + 3.313%, 144A****	1,918,158	**(1)(5)
$3,600,000	4.875% to 02/12/27 then T5Y + 3.404%, 144A****	2,801,169	**(1)(2)(5)
		188,343,324
	Financial Services — 0.1%
$1,600,000	Deutsche Bank AG, 6.00% to 04/30/26 then T5Y + 4.524%	1,233,726	**(1)(5)
		1,233,726
	Insurance — 2.0%
	QBE Insurance Group Ltd.:
$2,800,000	5.875% to 05/12/25 then T5Y + 5.513%, 144A****	2,651,835	**(1)(2)(5)
$21,757,000	7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	21,796,365	(2)(3)(5)
		24,448,200
	Total Contingent Capital Securities (Cost $244,808,301)	214,025,250

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023 (Unaudited)

Shares/$ Par		Value
Corporate Debt Securities§ — 2.7%
	Banking — 0.0%
14,963	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	$335,620
		335,620
	Insurance — 1.4%
$13,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	15,289,335	(2)(3)
$2,150,000	Universal Insurance Holdings, Inc., 5.625% 11/30/26	1,917,434
		17,206,769
	Energy — 0.6%
$6,717,000	Energy Transfer LP, 8.25% 11/15/29	7,545,483	(2)(3)
		7,545,483
	Communication — 0.3%
	Qwest Corporation:
127,729	6.50% 09/01/56	1,698,796
155,921	6.75% 06/15/57	2,223,433
		3,922,229
	Miscellaneous Industries — 0.4%
$3,550,000	Pulte Group, Inc., 7.875% 06/15/32	4,066,287	(2)(3)
		4,066,287
	Total Corporate Debt Securities (Cost $32,501,108)	33,076,388

Money Market Fund — 3.4%
	BlackRock Liquidity Funds:
41,671,820	T-Fund, Institutional Class	41,671,820

	Total Money Market Fund (Cost $41,671,820)	41,671,820

Total Investments (Cost $1,344,096,964***)	99.2%	1,201,935,771

Other Assets and Liabilities, excluding Loan Payable (net)	0.8%	8,960,076

Total Managed Assets	100.0%‡	$1,210,895,847

Loan Principal Balance		(502,000,000)

Net Assets Available To Common Stock		$708,895,847

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2023 (Unaudited)

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2023, these securities amounted to $294,343,936 or 24.3% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $963,514,375 at May 31, 2023.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $489,892,504 at May 31, 2023.

(4)Represents the rate in effect as of the reporting date.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML— 3-Month ICE LIBOR USD A/360

ISDA5— 5-year USD ICE Swap Semiannual 30/360

SOFRRATE— Secured Overnight Funding Rate, Federal Reserve Bank of New York

SW5— 5-year USD Swap Semiannual 30/360

SW10— 10-year USD Swap Semiannual 30/360

T5Y— Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield

T7Y— Federal Reserve H.15 7-Yr Constant Maturity Treasury Semiannual yield

T10Y— Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2023 (Unaudited)

ASSETS:
Investments, at value (Cost $1,344,096,964)		$1,201,935,771
Dividends and interest receivable		12,119,394
Prepaid expenses		286,836
Total Assets		1,214,342,001

LIABILITIES:
Loan Payable	$502,000,000
Interest expense payable	2,559,223
Dividends payable to Common Stock Shareholders	282,791
Investment advisory fees payable	442,306
Administration, Transfer Agent and Custodian fees payable	72,621
Servicing Agent fees payable	46,936
Professional fees payable	42,277
Total Liabilities		505,446,154
NET ASSETS AVAILABLE TO COMMON STOCK		$708,895,847

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings (loss)		$(263,694,241)
Par value of Common Stock		481,779
Paid-in capital in excess of par value of Common Stock		972,108,309
Net Assets Available to Common Stock		$708,895,847

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (48,177,896 shares outstanding)		$14.71

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2023 (Unaudited)

INVESTMENT INCOME:
Dividends†		$16,005,597
Interest		26,355,024
Rehypothecation Income		127,439
Total Investment Income		42,488,060

EXPENSES:
Investment advisory fees	$2,715,726
Interest expense	13,776,186
Servicing Agent fees	290,490
Administrator’s fees	270,454
Professional fees	64,686
Insurance expense	60,646
Transfer Agent fees	14,924
Directors’ fees	29,120
Custodian fees	47,060
Compliance fees	18,200
Other	92,638
Total Expenses		17,380,130
NET INVESTMENT INCOME		25,107,930

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the period		(28,366,059)
Change in unrealized appreciation/(depreciation) of investments		(36,492,135)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(64,858,194)

NET DECREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$(39,750,264)

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2023 (Unaudited)	Year Ended November 30, 2022
OPERATIONS:
Net investment income	$25,107,930	$64,533,975
Net realized loss on investments sold during the period	(28,366,059)	(252,264)
Change in net unrealized appreciation/(depreciation) of investments	(36,492,135)	(218,916,586)
Net decrease in net assets resulting from operations	(39,750,264)	(154,634,875)

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(27,251,961)	(66,512,756)
Total Distributions	(27,251,961)	(66,512,756)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	342,668	3,603,434
Increase from shares issued under the at-the-market program(2)	1,108,909	11,008,576
Net increase in net assets available to Common Stock resulting from Fund share transactions	1,451,577	14,612,010

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$(65,550,648)	$(206,535,621)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$774,446,495	$980,982,116
Net decrease in net assets during the period	(65,550,648)	(206,535,621)
End of period	$708,895,847	$774,446,495

(1)May include income earned, but not paid out, in prior fiscal year.

(2)Net of offering costs of $9,949 and $101,187 for the six months ended May 31, 2023 and the year ended November 30, 2022, respectively.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2023 (Unaudited)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(39,750,264)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(42,308,738)
Proceeds from disposition of investment securities	54,310,364
Net purchases of short-term investment securities	(13,555,495)
Cash received from litigation claim	862
Decrease in dividends and interest receivable	765,222
Decrease in prepaid expenses	45,064
Net amortization/(accretion) of premium/(discount)	837,858
Increase in interest expense payable	723,744
Decrease in payables to related parties	(5,771)
Decrease in accrued expenses and other liabilities	(59,144)
Change in net unrealized (appreciation)/depreciation of investments	36,492,135
Net realized loss from investments sold	28,366,059
Net cash provided by operating activities	25,861,896

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from at-the-market program shares sold	1,108,909
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net distributable earnings	(26,970,805)
Net cash used in financing activities	(25,861,896)
Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—
End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$13,052,442
Reinvestment of dividends	342,668
Decrease of dividends payable to common stock shareholders	(61,512)

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

Financial Highlights

For a Common Stock share outstanding throughout each period

The accompanying notes are an integral part of the financial statements.

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2023 (Unaudited)		Year Ended November 30,
			2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$16.10		$20.74	$20.56	$20.40	$18.02	$20.35
INVESTMENT OPERATIONS:
Net investment income	0.52		1.35	1.45	1.46	1.31	1.32
Net realized and unrealized gain/(loss) on investments	(1.34)		(4.61)	0.20	0.15	2.42	(2.27)
Total from investment operations	(0.82)		(3.26)	1.65	1.61	3.73	(0.95)
FINANCING OPERATIONS
Premium from shelf offering, net of offering cost	—		0.01	0.06	—	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.57)		(1.39)	(1.53)	(1.45)	(1.35)	(1.38)
Total distributions to Common Stock Shareholders	(0.57)		(1.39)	(1.53)	(1.45)	(1.35)	(1.38)
Net asset value, end of period	$14.71		$16.10	$20.74	$20.56	$20.40	$18.02
Market value, end of period	$13.56		$15.65	$21.44	$22.75	$21.70	$16.52
Total investment return based on net asset value*	(5.15	)%***	(16.03)%	8.27%	8.43%	21.35%	(4.69)%
Total investment return based on market value*	(10.05	)%***	(21.04)%	1.16%	12.80%	40.80%	(13.72)%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$708,896		$774,446	$980,982	$916,972	$905,461	$797,435
Operating expenses including interest expense(1)	4.59	%**	2.18%	1.29%	1.66%	2.52%	2.28%
Operating expenses excluding interest expense	0.95	%**	0.89%	0.84%	0.86%	0.87%	0.86%
Net investment income†	6.64	%**	7.51%	6.92%	7.54%	6.75%	6.74%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	3	%***	8%	11%	12%	17%	12%
Total managed assets, end of period (in 000’s)	$1,210,896		$1,276,446	$1,482,982	$1,366,547	$1,355,036	$1,247,010
Ratio of operating expenses including interest expense(1) to average total managed assets	2.76	%**	1.38%	0.87%	1.09%	1.65%	1.50%
Ratio of operating expenses excluding interest expense to average total managed assets	0.57	%**	0.56%	0.56%	0.57%	0.57%	0.57%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

**Annualized.

***Not annualized.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1) See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2022	$0.1000	$15.80	$15.02	$15.39
January 31, 2023	0.1000	17.21	17.49	17.21
February 28, 2023	0.0930	16.81	16.00	16.06
March 31, 2023	0.0930	14.89	13.84	14.16
April 28, 2023	0.0930	15.04	14.06	14.06
May 31, 2023	0.0870	14.71	13.56	13.84

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	5/31/2023*	11/30/2022	11/30/2021	11/30/2020	11/30/2019	11/30/2018
Total Debt Outstanding, End of Period (000s)(1)	$502,000	$502,000	$502,000	$449,575	$449,575	$449,575
Asset Coverage per $1,000 of Debt(2)	2,412	2,543	2,954	3,040	3,014	2,774

*	Unaudited
(1)	See Note 7.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.Organization

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated (the “Fund”), was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), including the accounting and reporting principles under ASC 946-10-50-1, and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate a valuation designee to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The Fund adopted a valuation policy conforming to these rules, described below, effective September 8, 2022, and there was no material impact to the Fund.

The net asset value of the Fund’s Common Stock is calculated by the Fund’s Administrator (as defined below) no less frequently than on the last business day of each week and month in accordance with the policies and procedures adopted by the Adviser (as defined below), as the Valuation Designee of the Board of Directors (the “Board”) of the Fund. Net asset value is calculated by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Valuation Designee. In determining the evaluated mean value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations (based on the mean of bid and asked price), market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

current market conditions are valued at fair value as determined in good faith by the Valuation Designee, including reference to valuations of other securities which are comparable in quality, maturity and type.

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2023 is as follows:

	Total Value at May 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$436,760,474	$250,295,249	$186,465,225	$—
Financial Services	40,243,897	8,480,946	31,762,951	—
Insurance	231,543,482	52,798,202	178,745,280	—
Utilities	87,241,220	13,914,346	73,326,874	—
Energy	62,184,225	36,174,715	26,009,510	—
Communication	13,791,133	—	13,791,133	—
Real Estate Investment Trust (REIT)	18,879,778	18,879,778	—	—
Miscellaneous Industries	22,518,104	—	22,518,104	—
Contingent Capital Securities
Banking	188,343,324	—	188,343,324	—
Financial Services	1,233,726	—	1,233,726	—
Insurance	24,448,200	—	24,448,200	—
Corporate Debt Securities
Banking	335,620	335,620	—	—
Insurance	17,206,769	—	17,206,769	—
Energy	7,545,483	—	7,545,483	—
Communication	3,922,229	3,922,229	—	—
Miscellaneous Industries	4,066,287	—	4,066,287	—
Money Market Fund	41,671,820	41,671,820	—	—
Total Investments	$1,201,935,771	$426,472,905	$775,462,866	$—

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are unaffiliated with the Adviser (as defined below). To assess the continuing appropriateness of security valuations, the Adviser regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, the Valuation Designee evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Prepaid expenses: Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and at-the-market program expenses represent fees and expenses incurred to establish and maintain the Fund’s shelf registration and at-the-market program. Those expenses are allocated to paid-in capital for each transaction on a pro-rata basis based on gross proceeds relative to the total amount offered under the shelf registration. Any unallocated prepaid expense balance associated with the shelf registration and the at-the-market program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or at-the-market program.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2022, 2021, 2020 and 2019), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (each tax year in the four-year period ended November 30, 2022) are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense, which is included in Other expenses in the Statement of Operations. Excise tax, if any, is disclosed below in Excise Tax. There were no expenses for tax-related interest and penalties for the fiscal year ended November 30, 2022.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 was as follows:

	Distributions paid in fiscal year 2023		Distributions paid in fiscal year 2022
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	N/A	N/A	$66,512,756	$0

As of November 30, 2022, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(84,940,863)	$525,220	$0	$(115,787,414)

The composition of the Fund’s accumulated realized capital losses as of November 30, 2022, is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$8,875,410	$76,065,453	$84,940,863

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

3.

Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund’s average weekly total managed assets, 0.45% of the next $300 million of the Fund’s average weekly total managed assets, and 0.40% of the Fund’s average weekly total managed assets above $500 million.

For purposes of calculating the fees payable to the Adviser, Servicing Agent (as defined below), Administrator and Custodian (as defined below), the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Advisors LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a monthly fee calculated in an annual amount equal to (a) an FC Funds Fee (defined below) times (b) the Fund’s average weekly net assets attributable to Common Stock divided by the average weekly net assets attributable to the aggregate common stock of both the Fund and Flaherty & Crumrine Total Return Fund (together with the Fund, the “FC Funds”). The FC Funds Fee is 0.10% on the first $500 million of average weekly net assets attributable to the common stock of the FC Funds and 0.05% on average weekly net assets greater than $500 million.

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares of Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

Computershare Inc. (“Computershare”) serves as the Fund’s transfer agent, dividend disbursing agent and registrar (the “Transfer Agent”). As compensation for Computershare’s services as Transfer Agent, the Fund pays Computershare an annual fee in the amount of $20,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4.Purchases and Sales of Securities

For the six months ended May 31, 2023, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $42,308,738 and $54,310,364, respectively.

At May 31, 2023, the aggregate cost of securities for federal income tax purposes was $1,354,215,320, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $13,289,223 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $165,568,772.

5.Common Stock

At May 31, 2023, 240,000,000 shares of $0.01 par value Common Stock were authorized.

The Fund has an effective “shelf” registration statement that allows it to issue shares of Common Stock periodically pursuant to Rule 415 under the Securities Act of 1933 (the “Shelf Registration Statement”). The Shelf Registration Statement permits the Fund to offer and sell Common Stock having an aggregate offering value of up to $300,000,000. Under the 1940 Act, the Fund generally may not sell Common Stock at a price below the current net asset value of such Common Stock, net of any distributing commission or discount. Accordingly, the Fund may be unable to issue Common Stock from time to time, particularly when the shares of Common Stock are trading at a discount to their net asset value. The Fund is not required to issue Common Stock pursuant to the Shelf Registration Statement and may choose not to do so.

The Fund has entered into an at-the-market sales agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”) under which Virtu acts as the Fund’s agent or principal for the offer and sale of the Common Stock. Virtu is entitled to compensation at a commission rate of up to 1.0% of the gross sales price per share sold under the Sales Agreement.

The aggregate dollar amount of Common Stock available under the Shelf Registration Statement as of May 31, 2023 was $231,757,122.

Common Stock transactions were as follow:

	Six Months Ended 5/31/2023		Year Ended 11/30/2022
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	19,911	$342,668	194,302	$3,603,434
Shares Sold through and net proceeds from Shelf Offering	63,730	$1,108,909	602,734	$11,008,576

Costs incurred by the Fund in connection with the Shelf Registration Statement are recorded as a prepaid expense and included in “Prepaid Expenses” on the Statement of Assets and Liabilities. These costs are amortized pro rata as Common Stock is sold and are recognized and presented net as a component of “Increase from shares issued under the at-the-market program” on the Statements of Changes in Net Assets Available to Common Stock. Any deferred offering costs remaining three years after effective date of the Shelf Registration will be expensed. Costs incurred by the Fund to keep the Shelf Registration current are expensed as incurred and recognized as a component of “Expenses: Other” on the Statement of Operations.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6.Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

7.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Securities Corp. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2023, the committed amount, and amount borrowed, under the Financing Agreement was $502.0 million.

Daily panels of U.S. dollar LIBOR rates are scheduled to end after June 30, 2023. Effective February 21, 2023 (the “Transition Date”), the lender charges an annualized rate of the Secured Overnight Financing Rate (“SOFR”), reset daily, plus 0.90% on the drawn (borrowed) balance. Prior to the Transition Date, the lender charged an annualized rate of one-month LIBOR, reset monthly, plus 0.80% on the drawn balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the six months ended May 31, 2023, the daily weighted average annualized interest rate on the drawn balance was 5.429% and the average daily loan balance was $502,000,000. SOFR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. As of May 31, 2023, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations. The Fund had rehypothecated income for the six months ended May 31, 2023 of $127,439 and for the fiscal year ended November 30, 2022 of $206,269.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8.Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by Computershare as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting Computershare at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Computershare will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Computershare commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Computershare will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Computershare’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2023, $3,228 in brokerage commissions incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by Computershare under the Plan.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Computershare in writing, by completing the form on the back of the Plan account statement and forwarding it to Computershare, or by calling Computershare, directly. A termination will be effective immediately if notice is received by Computershare not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, Computershare will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from Computershare at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 10, 2022. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended February 28, 2023. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of Shareholders

On April 19, 2023, the Fund held its Annual Meeting of Shareholders for the purpose of electing a Director of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
David Gale	31,608,974.763	1,150,428.040

Ms. Karen H. Hogan and Messrs. R. Eric Chadwick and Morgan Gust continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:
Morgan Gust 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 76	Lead Independent Director and Nominating and Governance Committee Chair	Class II Director since inception	Majority owner and Executive Manager of various entities engaged in commercial farming, agriculture and real estate.	5	None
David Gale 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 74	Director	Class I Director since 1997	President of Delta Dividend Group, Inc. (investments).	5	None
Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 62	Director and Audit Committee Chair	Class III Director since 2016†	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2026 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2024 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2025 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

†Ms. Hogan served as a Class II Director from 2005 - 2016.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:
R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 48	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2026 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2024 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2025 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

(1)“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS:
Chad C. Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 50	Chief Compliance Officer, Vice President and Secretary	Since 2005	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine
Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 63	Chief Financial Officer, Vice President and Treasurer	Since 2003	Portfolio Manager, Executive Vice President and Chief Financial Officer of Flaherty & Crumrine
Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 48	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

*Each officer serves until their successor is elected and qualifies or until their earlier resignation or removal.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 19, 2023, the Board of Directors (the “Board”) of the Flaherty & Crumrine Preferred and Income Securities Fund Incorporated (the “Fund”) approved the continuation of the existing investment advisory agreement with Flaherty & Crumrine Incorporated (the “Adviser”) (the “Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with Fund management this and other information relating to the Agreement during the Special Meeting held on January 12, 2023 for that specific purpose. In reaching their determinations relating to the continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and information obtained during their multi-year experience as directors of the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, the additional services provided by the Adviser in connection with the Fund’s at-the-market sales program that commenced in May 2021, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates and the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Performance

The Board members took note of the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value performance in comparison to its peer funds for the 1-, 3-, 5-, and 10-year periods. This information showed that the Fund performed below the peer group average for the 1-year period and above the peer group average, ranking near the top for the 3-, 5-, and 10-year periods. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and took note of differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average combined advisory/administration fees, and below average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods discussed with the Board. The Board members also considered that the Adviser provided, for a lower fee, similar investment services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members were advised by the Adviser that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of potential economies of scale.

In light of their discussions and considerations as described above, the Board members made the following determinations:

•the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•the Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

•the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

•as a closed-end Fund, there were limited opportunities to generate significant economies of scale by the Adviser as the Fund’s assets grew, however, the investment advisory fee was structured to provide for a sharing of the benefits of economies of scale with shareholders.

Based on these conclusions, the Board members determined to approve continuation of the Agreement.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited)

Since the Fund’s last annual report to common stock shareholders, there have been no material changes to the Fund’s investment objective, policies or principal risk factors.

Investment Objective and Policies

The Fund’s investment objective is to provide its common shareholders with high current income consistent with preservation of capital. The Fund’s investment objective may not be changed except through an amendment to the Fund’s Articles of Incorporation. Any such amendment would require the affirmative vote of at least 80% of the votes of the Fund’s Common Shares and preferred stock (“Preferred Shares”) entitled to be cast by shareholders, voting together as a single class, and of at least 80% of the votes of the Fund’s Preferred Shares entitled to be cast by shareholders, voting as a separate class. The Fund’s investment policies may be changed by the Fund’s Board of Directors without shareholder approval. However, the Fund’s 80% investment policy described below may only be changed upon 60 days’ prior written notice to the Fund’s shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in a portfolio of preferred and other income-producing securities. Preferred and other income-producing securities may include, among other things, traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, contingent capital securities (“CoCos”), subordinated debt and senior debt. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

The Fund will invest, under normal market conditions, at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, communications and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate considering current market and credit conditions.

The Fund may invest up to 100% of its total assets in securities of U.S. companies, and may also invest up to 30% of its total assets in U.S. dollar-denominated securities issued by companies organized or having their principal place of business outside the United States.

At the time of purchase, at least 90% of the Fund’s total assets will be either (a) rated investment grade by any one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) or (b) issued by companies with issuer or senior unsecured debt ratings that are investment grade by any one of Moody’s, S&P or Fitch. In addition, for purposes of this 90% policy, the Fund may include unrated securities that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. Some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Securities

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of many preferred securities and CoCos, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. The Fund can buy securities of any maturity or duration. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise by 1% and increase in value by 3% if interest rates fall by 1%.

The portion of the Fund’s Managed Assets not invested in preferred and other income-producing securities may be invested in, among other securities, common stocks, money market instruments, money market mutual funds, asset- backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Unless designated as a “fundamental” policy or restriction and except as described above, the investment limitations and policies of the Fund may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies and Techniques

Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed- or adjustable-rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on a stock exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter (“OTC”) and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.

Contingent Capital Securities. Contingent capital securities or “CoCos” have features similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions that make the securities more like equity. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Illiquid Securities. The Fund may invest without limit in instruments that lack a secondary trading market or are otherwise considered illiquid. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Fundamental Investment Restrictions: The Fund has adopted certain fundamental investment restrictions that may not be changed without the approval of the holders of a majority of the outstanding voting securities, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A “majority of the outstanding voting securities” for this purpose means the lesser of (1) 67% or more of the Common Shares and, if issued, preferred stock (“Preferred Shares”) present at a meeting of the shareholders, voting together as single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Common Shares and outstanding Preferred Shares, voting together as a single class. A majority of the Fund’s outstanding Preferred Shares for this purpose is more than half of the outstanding Preferred Shares. For purposes of the restrictions listed below, all percentage limitations apply immediately after acquisition, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination or reduction of any security from the Fund’s portfolio. Under its fundamental restrictions:

1.The Fund may not purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.

2.The Fund may not purchase more than 10% of the voting securities of any one issuer, except that (i) this limitation is not applicable to the Fund’s investments in Government Securities and (ii) up to 25% of the value of the Fund’s total assets may be invested without regard to this 10% limitation.

3.The Fund may not issue senior securities (including borrowing money for other than temporary or emergency purposes) except in conformity with the limits set forth in the 1940 Act.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

4.The Fund may not sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options on securities, futures and options on futures, and may make short sales of securities “against the box.”

5.The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

6.The Fund may not purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests in real estate and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

7.The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the extent permitted by law.

8.The Fund may not lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund’s investment objective.

9.The Fund may not invest more than 25% of its total assets in securities of issuers in a single industry, except that this limitation will not be applicable to the purchase of Government Securities, provided that the Fund will invest at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (REIT) industries.

10.The Fund may not make any investments for the purpose of exercising control or management of any company.

Except for the investment restrictions set forth above, the Fund’s investment objectives and the Fund’s policy of concentrating in the financials sector, the other policies and percentage limitations referred to in the Prospectus or in this SAI are not fundamental policies of the Fund and, unless provided to the contrary in the Fund’s Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary, the “Articles of Incorporation”), may be changed by the Fund’s Board of Directors without shareholder approval. In addition, (1) the Fund’s investment objective, (2) the Fund’s status as a diversified investment company (the requirements for which are embodied in investment restrictions nos. 1 and 2 above) and (3) the Fund’s policy of not making any investments for the purpose of exercising control or management of any company (see investment restriction no. 10 above) may not be changed except through an amendment to the Fund’s Articles of Incorporation. Any such amendment would require the affirmative vote of at least 80% of the votes of the Common Shares and Preferred Shares entitled to be cast by shareholders, voting together as a single class, and of at least 80% of the votes of the Preferred Shares entitled to be cast by shareholders, voting as a separate class. The Fund’s 80% investment policy is non-fundamental and may be changed by the Board of Directors without shareholder approval, to become effective on at least 60 days’ written notice to shareholders prior to any such change.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

With respect to investment restriction number 9, the Fund, for example, could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Market Events Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted.

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Contingent Capital Securities Risk. Contingent capital securities or “CoCos” have features and risks similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions and restrictions on dividend or interest payments that make the securities more like equity. This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors. In addition, interest or dividend payments may be reduced or eliminated if certain earnings or capital levels are breached.

Trust Preferred Securities Risk. Some preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

Concentration Risk. The Fund invests at least 25% of its total assets in the financials sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financials sector.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, preferred securities and contingent capital securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high-risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a below- market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

The market value of floating-rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

Liquidity Risk. The Fund may invest, without limit, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Foreign Investment Risk. Because the Fund may invest its assets in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to Common Shareholders.

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including: the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Reference Rate Risk. The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

Portfolio Managers

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The portfolio managers of the Fund are R. Eric Chadwick and Bradford S. Stone.

R. Eric Chadwick CFA, President. Mr. Chadwick has managed preferred and other income-producing securities at Flaherty & Crumrine since 1998. He also serves as Director, Chairman of the Board, Chief Executive Officer and President of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Chadwick earned his B.S. in Economics from the University of Kansas and his M.B.A. from the UCLA Anderson School of Management.

Bradford S. Stone, Executive Vice President. Mr. Stone joined Flaherty & Crumrine in May 2003 after a 20-year career on Wall Street. Since 2006, he has been a member of the firm’s portfolio management team and is responsible for macroeconomic and quantitative research and analysis. In addition, he directs the credit research group. He also serves as Chief Financial Officer, Vice President and Treasurer of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Stone earned his A.B. in Economics from Dartmouth College and his M.B.A. from the Wharton School at the University of Pennsylvania.

Fund Organizational Structure

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the Fund’s Articles of Incorporation or By-laws that would delay or prevent a change of control of the Fund.

This report is sent to shareholders of Flaherty & Crumrine Preferred and Income Securities Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Advisors LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Preferred and Income Securities Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

Computershare
P.O. Box 43078
Providence, RI 02940-3078
United States
1-866-351-7446 (U.S. toll-free) or
+1 (201) 680 6578 (International)

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)

Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred and Income Securities Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President (Principal Executive Officer)

Date	August 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President (Principal Executive Officer)

Date	August 2, 2023

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President (Principal Financial Officer)

Date	August 2, 2023

* Print the name and title of each signing officer under his or her signature.